2014 Second-Quarter Results July 17, 2014 Exhibit 99.3

2 Introduction ● Unless otherwise stated, we will be talking about results for the second quarter of 2014 and comparing them to the same period in 2013 ● A glossary of terms, data tables showing adjustments to net revenues and OCI for currency, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to U.S. GAAP measures are at the end of today’s webcast slides, which are also posted on our web site ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products in various stages of development for which it is conducting extensive scientific studies to determine whether it can support claims of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking combustible cigarettes. Before making any such claims, the company will need not only rigorous data to substantiate reduced risk but may also require government review and approval, as is the case in the USA today

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI ● PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of reducing or preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce products that have the potential to reduce individual risk and population harm; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended March 31, 2014. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 (a) Excluding currency Note: PMI Financials 2014 Second Quarter: Strong Results as Expected (2.7)% 4.5% 9.5% 20.0% Net Revenues Adjusted OCI Adjusted Diluted EPS Variance (Q2, 2014 vs. PY) (a) (a) (a) Cigarette Volume

5 (a) Excluding currency Note: PMI Financials 2014 First Half: Solid Performance (3.5)% 1.5% 3.2% 12.4% Net Revenues Adjusted OCI Adjusted Diluted EPS Variance (H1, 2014 vs. PY) (a) (a) (a) Cigarette Volume

6 Note: PMI forecasts and PMI Financials 2014 EPS Guidance ● PMI 2014 reported diluted EPS guidance is $4.87 to $4.97, versus $5.26 in 2013 ● Our guidance includes: - An unfavorable currency impact, at prevailing exchange rates, of approximately $0.61 per share for the full-year 2014 - An after-tax charge of $0.24 per share recorded as asset impairment and exit costs in the second quarter of 2014 relating to the discontinuation of cigarette production in the Netherlands in 2014 - An after-tax charge of $0.01 per share recorded as asset impairment and exit costs in the first quarter of 2014 relating to the decision to end cigarette production in Australia by the end of 2014 ● On an adjusted basis, excluding currency, diluted EPS are projected to increase within a range of 6% to 8% versus our adjusted diluted EPS of $5.40 in 2013

7 Source: Tobacco Institute of Japan Japan: Trade De-Stocking Impacting Volume and Share ● Cigarette industry volume declined by 14.4% in Q2, 2014, reflecting the de-stocking of trade inventories. Decline of 2.8% in H1, 2014 ● Improved sequential share in Q2, 2014, attributable to different patterns of trade inventory build-up in Q1, 2014, versus competitive brands ● Adjusted share of 25.8% in Q2, 2014 ● Marlboro Clear Hybrid to be launched next month 26.9 25.9 25.5 26.4 Q2 Q4 Q1 Q2 PMI Market Share (%) 2013 2014 Marlboro Clear Hybrid

8 Indonesia: PMI Market Share Impacted by the Decline in the Hand-Rolled Kretek Segment ● Cigarette industry volume rebounded during Q2, 2014, with an increase of 4.9%. Increase of 2.0% in H1, 2014 ● Full-year forecast for industry volume growth remains at up to 1% ● PMI market share continues to be impacted by the decline of the hand- rolled kretek segment ● Sequential share improvement driven by success in machine-made kretek segment, boosted by the April launch of Dji Sam Soe Magnum Blue (0.6% market share in Q2, 2014) Note: Whites stands for non-kretek cigarettes Source: PMI estimates and PMI forecasts PMI Market Share (%) 5.4 5.1 5.3 5.2 20.4 20.8 21.0 21.8 10.3 9.8 8.3 7.9 36.1 35.7 34.6 34.9 Q2 Q4 Q1 Q2 2013 2014 Hand-Rolled Kretek Machine-Made Kretek Whites

9 13.3 12.5 13.1 13.3 13.0 H2 H1 H2 Q1 Q2 (a) QTD May Source: PMI estimates and PMI Market Research Philippines: Mighty Corporation Under-Declaration Continues ● Total estimated tax-paid cigarette industry volume down by 13.4% in Q2, 2014, but consumption remains resilient ● Estimated 20% increase in Mighty Corporation’s total sales volume, while tax-paid volume dropped by around 40% ● PMI share of tax-paid market was 85.9% in Q2, 2014, up by 3.4 points, driven mainly by Marlboro and Fortune ● Tax stickers expected to be introduced in August 49.6 49.8 50.1 50.2 50.2 H2 H1 H2 Q1 Q2 Adult Daily Consumption (Avg. cigarettes per day) 2014 2013 2012 2014 2013 2012 (a) (a) Adult Smoking Incidence (%)

10 Source: PMI estimates and InfoView Technologies Pty Ltd. 31.4 36.8 Q2 Q2 11.2 14.5 Q2 Q2 Australia: Acceleration of Down-Trading ● Super-low price segment growth impacted by plain packaging, large excise tax increases and heavy price discounting ● Gap in effective retail price between super-low and premium brands about AUD 8/pack of 25 cigarettes, or about 36% ● Tactical investments in choice and Bond Street to regain market share 6.3 10.4 19.7 28.3 22.6 21.3 17.7 15.8 52.7 50.8 46.8 42.3 18.4 17.5 15.8 13.6 2011 2012 2013 H1 Mid Low Premium Super-Low Super-Low Low PMI Share of Price Segments (%) 2013 2014 2013 2014 2014 Industry Price Segmentation (%)

11 Russia: PMI Gaining Share While Increasing Prices ● Strong market share gains, with QTD May, 2014, up by 0.9 points to 26.8% ● Cigarette industry volume decline of around 10% in Q2, 2014 ● May 2014 price increase of RUB 4/pack to impact adult smokers later this month ● Full-year cigarette industry volume decline expected to be in a range of 9% to 11% Source: Nielsen, PMI estimates and PMI forecasts PMI Market Share (%) 6.5 7.4 3.3 3.6 2.7 3.1 25.9 26.8 QTD May QTD May 2014 Parliament L&M Other +0.9pp 2013 Bond Street

12 Turkey: Parliament Reached a Record Market Share in Q2, 2014 ● Cigarette industry volume increased by an estimated 2.5% in Q2, 2014, and was slightly up in H1, 2014 ● Stable underlying trend in industry volume expected to continue ● Specific and minimum excise tax increase of 5.1% as of July 2014 ● We increased prices of low and super-low price brands by TRY 0.50/pack ● Record market share for Parliament in Q2, 2014 (a) PMI share of the super-low segment was 0.2% QTD May, 2013 Source: PMI estimates, PMI forecasts and Nielsen 3.3 19.2 16.0 7.0 5.8 18.4 19.5 44.8 44.6 QTD May QTD May Mid Low Premium PMI Market Share (%) 33.2 38.2 23.2 20.8 23.7 19.8 19.9 21.2 QTD May QTD May Industry Price Segmentation (%) 2014 2014 2013 Super-Low(a) 2013 Mid Low Premium Super-Low

13 Note: Fine cut includes Make Your Own ("MYO"), MYO volume tobacco and Roll Your Own Source: Eurostat, PMI estimates and PMI forecasts EU Region: Moderating Cigarette Industry Volume Decline ● Unemployment remains high ● Slight decline in illicit trade ● Slow-down in the growth of e-vapor products ● Relatively less out-switching to fine cut products ● Favorable inventory movements in H1, 2014 ● Price increases announced or implemented in Germany, Portugal and Spain during Q2, 2014 ● Full-year cigarette industry decline forecast to be approximately 5% (3.4)% (5.7)% (9.3)% Total Cigarette Industry Volume Decline (vs. PY) H1, 2013 H2, 2013 H1, 2014

14 EU Region: Favorable Market Share Momentum 39.5 40.5 37.6 53.3 38.3 31.8 6.7 40.4 41.4 36.9 55.3 40.4 32.0 7.8 0 21 EU Region France Germany Italy Poland Spain UK PMI Cigarette Market Shares (%) Q2, 2013 Q2, 2014 30 10 +0.9pp +0.9pp (0.7)pp +2.0pp +2.1pp +0.2pp +1.1pp 55 Source: PMI estimates

15 EU Region: Favorable Market Share Momentum Source: PMI estimates Cigarette Market Shares (%) 19.3 19.4 Q2, 2013 Q2, 2014 6.9 7.2 Q2, 2013 Q2, 2014 4.4 5.8 Q2, 2013 Q2, 2014 Marlboro L&M Chesterfield +0.3pp +1.4pp +0.1pp

16 EU Region: Strong First Half ● In the first half of 2014, our cigarette volume was essentially stable at 91.6 billion units ● Volume was the key driver of the improvement in our adjusted OCI, ex-currency ● Pricing variance was lower in H1, 2014, than in recent years ● Impact of Italy tax-related price/mix issues was partially offset by strong market share gains (+2.0pp to 55.3% in Q2, 2014) Source: PMI Financials and PMI estimates

17 Pricing: Key Driver of Higher Adjusted OCI 531 406 499 494 1,030 900 2013 2014 ● Pricing variance of $900 million YTD June, 2014, in line with our historical average of $1.8 billion ● Our strong second-quarter pricing variance was led by Indonesia and Russia, but was partially offset by unfavorable pricing variances in Italy and the Philippines Source: PMI Financials Pricing Variance ($ million) Q1 Q2

18 Margins: Higher Adjusted OCI Margin in the Second Quarter Adjusted OCI Margin Q2, 2013 Q2, 2014(a) Variance(a) EU 49.0% 49.4% (0.4)pp EEMA 43.3% 49.1% (5.8)pp Asia 42.1% 41.7% (0.4)pp LA&C 30.4% 34.8% (4.4)pp Total PMI 43.1% 45.2% (2.1)pp (a) Excluding currency Source: PMI Financials

19 Market Share: Top 30 OCI Markets 37.1% 37.3% Q2, 2013 Q2, 2014 PMI Market Share(a) (a) Excluding duty free Source: PMI estimates +0.2pp

20 Market Share: Marlboro Market Shares Q2, 2013 Q2, 2014 EU 19.3% 19.4% EEMA 7.0% 7.3% Asia(a) 6.0% 5.7% LA&C 14.7% 14.8% Total PMI(a)(b) 9.1% 9.2% (a) Excluding China (b) Also excluding the USA Source: PMI estimates

21 Rewarding Our Shareholders ● Dividend yield of 4.4% last Friday ● During the second quarter, we spent $1.0 billion to repurchase 11.6 million shares at an average price of $86.13 ● Target for share repurchases remains $4.0 billion in 2014 Note: Dividend yield represents the annualized dividend on July 11, 2014, over the closing share price on that date. The annualized dividend was $3.76. The share price for PMI was $85.41 Source: PMI Financials and PMI forecasts

22 Source: PMI Financials and PMI forecasts Conclusion ● Strong second quarter: - Favorable comparison with last year - Some ongoing challenges in the Asia Region - Very strong results in the EEMA and Latin America & Canada Regions, driven by pricing - Better volumes in the EU Region ● Solid business fundamentals, but more difficult comparison during the second half of this year ● On an adjusted basis, excluding currency, diluted EPS are projected to increase within a range of 6% to 8% versus our adjusted diluted EPS of $5.40 in 2013

2014 Second-Quarter Results Questions & Answers

Glossary and Reconciliation of Non-GAAP Measures

25 Glossary: General Terms ● PMI stands for Philip Morris International Inc. and its subsidiaries ● Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"), since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") ● PMI volumes refer to PMI cigarette shipment data, unless otherwise stated ● Organic volume refers to volume excluding acquisitions ● References to total international cigarette market, total cigarette market, total market and market shares reflect our best estimates based on a number of internal and external sources ● Acquisitions, for the purposes of this presentation, also include our business combination with Fortune Tobacco Corporation in the Philippines ● Trademarks are italicized

26 Glossary: Financial Terms ● Adjusted OCI is defined as reported OCI adjusted for asset impairment, exit and other costs ● EPS stands for Earnings per Share ● Net revenues exclude excise taxes ● Operating Companies Income, or "OCI", is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income) or loss in unconsolidated subsidiaries, net. OCI growth rates are on an adjusted basis, which excludes asset impairment, exit and other costs

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

2014								2013			% Change in Reported Net Revenues excluding Excise Taxes		
Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Less Currency	Reported Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions		Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 7,829	$ 5,436	$ 2,393	$ 128	$ 2,265	$ -	$ 2,265	European Union	$ 7,245	$ 5,039	$ 2,206	8.5%	2.7%	2.7%
5,674	3,391	2,283	(196)	2,479	-	2,479	EEMA	5,377	3,196	2,181	4.7%	13.7%	13.7%
5,097	2,786	2,311	(285)	2,596	-	2,596	Asia	5,381	2,689	2,692	(14.2)%	(3.6)%	(3.6)%
2,451	1,641	810	(122)	932	-	932	Latin America & Canada	2,480	1,642	838	(3.3)%	11.2%	11.2%
$ 21,051	**$ 13,254**	**$ 7,797**	**$ (475)**	**$ 8,272**	**$ -**	**$ 8,272**	**PMI Total**	**$ 20,483**	**$ 12,566**	**$ 7,917**	**(1.5)%**	**4.5%**	**4.5%**

2014						2013	% Change in Reported Operating Companies Income		
Reported Operating Companies Income	Less Currency	Reported Operating Companies Income excluding Currency	Less Acquisitions	Reported Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 711	$ 81	$ 630	$ -	$ 630	European Union	$ 1,082	(34.3)%	(41.8)%	(41.8)%
1,087	(130)	1,217	-	1,217	EEMA	945	15.0%	28.8%	28.8%
900	(181)	1,081	-	1,081	Asia	1,128	(20.2)%	(4.2)%	(4.2)%
265	(59)	324	-	324	Latin America & Canada	255	3.9%	27.1%	27.1%
$ 2,963	**$ (289)**	**$ 3,252**	**$ -**	**$ 3,252**	**PMI Total**	**$ 3,410**	**(13.1)%**	**(4.6)%**	**(4.6)%**

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PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

2014								2013			% Change in Adjusted Operating Companies Income		
Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisi-tions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 711	$ (488)	$ 1,199	$ 81	$ 1,118	$ -	$ 1,118	European Union	$ 1,082	$ -	$ 1,082	10.8%	3.3%	3.3%
1,087	-	1,087	(130)	1,217	-	1,217	EEMA	945	-	945	15.0%	28.8%	28.8%
900	(1)	901	(181)	1,082	-	1,082	Asia	1,128	(5)	1,133	(20.5)%	(4.5)%	(4.5)%
265	-	265	(59)	324	-	324	Latin America & Canada	255	-	255	3.9%	27.1%	27.1%
$ 2,963	**$ (489)**	**$ 3,452**	**$ (289)**	**$ 3,741**	**$ -**	**$ 3,741**	**PMI Total**	**$ 3,410**	**$ (5)**	**$ 3,415**	**1.1%**	**9.5%**	**9.5%**

2014							2013			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 1,118	$ 2,265	49.4%	$ 1,118	$ 2,265	49.4%	European Union	$ 1,082	$ 2,206	49.0%	0.4	0.4
1,217	2,479	49.1%	1,217	2,479	49.1%	EEMA	945	2,181	43.3%	5.8	5.8
1,082	2,596	41.7%	1,082	2,596	41.7%	Asia	1,133	2,692	42.1%	(0.4)	(0.4)
324	932	34.8%	324	932	34.8%	Latin America & Canada	255	838	30.4%	4.4	4.4
$ 3,741	**$ 8,272**	**45.2%**	**$ 3,741**	**$ 8,272**	**45.2%**	**PMI Total**	**$ 3,415**	**$ 7,917**	**43.1%**	**2.1**	**2.1**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

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29 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended June 30, (Unaudited) 2014 2013 % Change Reported Diluted EPS 1.17$ 1.30$ (10.0)% Adjustments: Asset impairment and exit costs 0.24 - Tax items - - Adjuste iluted EPS 1.41$ 1.30$ 8.5% Less: Currency impact (0.15) Adjusted Diluted EPS, excluding Currency 1.56$ 1.30$ 20.0%

30 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended June 30, (Unaudited) 2014 2013 % Change Reported Diluted EPS 1.17$ 1.30$ (10.0)% Less: Currency impact (0.15) Reported Diluted EPS, excluding Currency 1.32$ 1.30$ 1.5%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)

2014								2013			% Change in Reported Net Revenues excluding Excise Taxes		
Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Less Currency	Reported Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions		Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 14,448	$ 10,042	$ 4,406	$ 179	$ 4,227	$ -	$ 4,227	European Union	$ 13,768	$ 9,592	$ 4,176	5.5%	1.2%	1.2%
10,236	5,944	4,292	(322)	4,614	-	4,614	EEMA	9,800	5,576	4,224	1.6%	9.2%	9.2%
9,572	5,079	4,493	(651)	5,144	-	5,144	Asia	10,632	5,150	5,482	(18.0)%	(6.2)%	(6.2)%
4,574	3,051	1,523	(223)	1,746	-	1,746	Latin America & Canada	4,810	3,191	1,619	(5.9)%	7.8%	7.8%
$ 38,830	**$ 24,116**	**$ 14,714**	**$ (1,017)**	**$ 15,731**	**$ -**	**$ 15,731**	**PMI Total**	**$ 39,010**	**$ 23,509**	**$ 15,501**	**(5.1)%**	**1.5%**	**1.5%**

2014						2013	% Change in Reported Operating Companies Income		
Reported Operating Companies Income	Less Currency	Reported Operating Companies Income excluding Currency	Less Acquisitions	Reported Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 1,689	$ 109	$ 1,580	$ -	$ 1,580	European Union	$ 2,020	(16.4)%	(21.8)%	(21.8)%
2,014	(210)	2,224	-	2,224	EEMA	1,880	7.1%	18.3%	18.3%
1,815	(396)	2,211	-	2,211	Asia	2,470	(26.5)%	(10.5)%	(10.5)%
467	(111)	578	-	578	Latin America & Canada	509	(8.3)%	13.6%	13.6%
$ 5,985	**$ (608)**	**$ 6,593**	**$ -**	**$ 6,593**	**PMI Total**	**$ 6,879**	**(13.0)%**	**(4.2)%**	**(4.2)%**

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PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)

2014								2013			% Change in Adjusted Operating Companies Income		
Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisitions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 1,689	$ (488)	$ 2,177	$ 109	$ 2,068	$ -	$ 2,068	European Union	$ 2,020	$ -	$ 2,020	7.8%	2.4%	2.4%
2,014	-	2,014	(210)	2,224	-	2,224	EEMA	1,880	-	1,880	7.1%	18.3%	18.3%
1,815	(24)	1,839	(396)	2,235	-	2,235	Asia	2,470	(8)	2,478	(25.8)%	(9.8)%	(9.8)%
467	-	467	(111)	578	-	578	Latin America & Canada	509	-	509	(8.3)%	13.6%	13.6%
$ 5,985	**$ (512)**	**$ 6,497**	**$ (608)**	**$ 7,105**	**$ -**	**$ 7,105**	**PMI Total**	**$ 6,879**	**$ (8)**	**$ 6,887**	**(5.7)%**	**3.2%**	**3.2%**

2014							2013			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 2,068	$ 4,227	48.9%	$ 2,068	$ 4,227	48.9%	European Union	$ 2,020	$ 4,176	48.4%	0.5	0.5
2,224	4,614	48.2%	2,224	4,614	48.2%	EEMA	1,880	4,224	44.5%	3.7	3.7
2,235	5,144	43.4%	2,235	5,144	43.4%	Asia	2,478	5,482	45.2%	(1.8)	(1.8)
578	1,746	33.1%	578	1,746	33.1%	Latin America & Canada	509	1,619	31.4%	1.7	1.7
$ 7,105	**$ 15,731**	**45.2%**	**$ 7,105**	**$ 15,731**	**45.2%**	**PMI Total**	**$ 6,887**	**$ 15,501**	**44.4%**	**0.8**	**0.8**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

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33 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Six Months Ended June 30, (Unaudited) 2014 2013 % Change Reported Diluted EPS 2.35$ 2.58$ (8.9)% Adjustments: Asset impairment and exit costs 0.25 - Tax items - 0.01 Adjuste iluted EPS 2.60$ 2.59$ 0.4% Less: Currency impact (0.31) Adjusted Diluted EPS, excluding Currency 2.91$ 2.59$ 12.4%

34 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Six Months Ended June 30, (Unaudited) 2014 2013 % Change Reported Diluted EPS 2.35$ 2.58$ (8.9)% Less: Currency impact (0.31) Reported Diluted EPS, excluding Currency 2.66$ 2.58$ 3.1%

35 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS For the Year Ended December 31, (Unaudited) 2013 Reported Diluted EPS 5.26$ Adjustments: Asset impairment and exit costs 0.12 Tax items 0.02 Adjuste Diluted EPS 5.40$